POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Frederick W. Anton III Frederick W. Anton III

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Paul I. Detwiler, Jr. Paul I. Detwiler, Jr.

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Joseph H. Foster Joseph H. Foster

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Thomas J. Gallen Thomas J. Gallen

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Anne S. Genter Anne S. Genter

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ James F. Malone III James F. Malone III

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Louis N. McCarter III Louis N. McCarter III

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ John W. Miller, Jr. John W. Miller, Jr.

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Edward H. Owlett Edward H. Owlett

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Louis I. Pollock Louis I. Pollock

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ Roderic H. Ross Roderic H. Ross

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ L.J. Rowell, Jr. L.J. Rowell, Jr.

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation (“PMA”), hereby makes, designates, constitutes and appoints Robert L. Pratter, Francis W. McDonnell and Charles A. Brawley, III, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned

(A) in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	PMA's Annual Report on Form 10-K for the year ended December 31, 2001 and all amendments thereto;

(ii)

PMA’s registration statement on Form S-8 covering Class A Common Stock to be registered in connection with the 2002 Equity Incentive Plan and any amendments, including without limitation, post-effective amendments, in connection therewith; and

(iii)

any and all other registration statements pertaining to employee benefit plans of PMA or its subsidiaries, including, without limitation, amendments to PMA’s registration statements on Form S-8 (Registration Numbers 333-73240, 333-77111, 333-68855 and 333-45949); and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2003.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of February 2002.

/s/ John W. Smithson John W. Smithson